                 [LOGO OF EXCELSIOR FUNDS, INC. APPEARS HERE]



                                 FIXED INCOME

                                  PORTFOLIOS


                                 ANNUAL REPORT

                                 March 31, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S FIXED INCOME MARKET REVIEW......................................    2
ADVISER'S INVESTMENT REVIEWS
 Short-Term Government Securities Fund....................................    3
 Intermediate-Term Managed Income Fund....................................    4
 Managed Income Fund......................................................    5
STATEMENTS OF ASSETS AND LIABILITIES......................................    6
STATEMENTS OF OPERATIONS..................................................    7
STATEMENTS OF CHANGES IN NET ASSETS.......................................    8
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS..................   10
PORTFOLIOS OF INVESTMENTS
 Treasury Money Fund......................................................   12
 Government Money Fund....................................................   13
 Money Fund...............................................................   14
 Short-Term Government Securities Fund....................................   15
 Intermediate-Term Managed Income Fund....................................   16
 Managed Income Fund......................................................   17
NOTES TO FINANCIAL STATEMENTS.............................................   18
INDEPENDENT AUDITORS' REPORT..............................................   25
FEDERAL TAX INFORMATION...................................................   26

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . INITIAL PURCHASE AND PROSPECTUS INFORMATION AND SHAREHOLDER SERVICES 1-800-
  446-1012
 . CURRENT PRICE AND YIELD INFORMATION 1-800-233-9180

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    EXCELSIOR FUNDS, INC.
    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
    P.O. BOX 2798
    BOSTON, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT, ITS PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
Dear Shareholder:

I am pleased to present the annual report for Excelsior Funds, Inc. Fiscal 1998 was an exciting year in the financial markets as a whole and for the fund family. Highlights included exceptional performance by many of the funds, the reconfiguration of some of our existing equity funds, and the commencement of several new fund offerings.

During the year, we introduced the Large Cap Growth Fund, Real Estate Fund and Emerging Markets Fund. These funds provide access to important asset classes and subclasses not previously offered by Excelsior. As always, we will continue to evaluate the current Excelsior funds and will consider expanding our offerings to help you meet your financial goals.

Buoyed by low interest rates and the lack of inflationary pressures, corporate profits continued to grow. These factors combined to produce another year of extraordinary returns on domestic equity investments. They also combined to constrain returns on fixed-income investments to modest levels. International markets were mixed, with strong returns in Europe, moderate Latin American returns and down markets in Asia, brought on by a weakened economic environment and currency devaluations in several countries.

The financial markets will present many challenges and opportunities during the coming year. Fiscal policy has continued to be effective in keeping inflation under control. We remain cautiously optimistic regarding the domestic equity markets. International markets, as a whole, remain attractive. A close watch will be required in Asia, as efforts are made to right their recent economic woes. I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to economic environment and to meet your investment objectives.


                                          /s/ Frederick S. Wonham

                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                      ADVISER'S FIXED INCOME MARKET REVIEW
--------------------------------------------------------------------------------

  Through much of the fiscal year ended March 31, 1998, the market was divided between two camps--one believing in a new paradigm of low inflation and the other suspecting that the traditional business cycle would once again reassert itself.

  The bond market actually began fiscal 1998 on a down note due to a monthly economic report which registered a greater-than-expected rise in wages and a drop in the unemployment rate. Upon news of stronger-than-anticipated retail sales a week later, the 30-year Treasury bond's yield quickly shot up to 7.125% as market participants began to expect that strong demand would force the Federal Reserve to raise rates.

  The release of the Consumer Price Index in mid-April, however, rallied the market. Contrary to expectations, strong demand was not pushing up inflation. Price increases were smaller than anticipated. Continued gains in productivity and some economic weakness overseas appeared to be helping to keep domestic and worldwide inflation at bay. U.S. workers continued to seek job security more than wage increases during this period. Through April, inflation had yet to appear, and the long Treasury bond's yield finally dropped below 7%.

  The market received more good news at the beginning of May when it was announced that the President and Congress had come to an agreement to balance the federal budget by the year 2002. More good news came about a week later when Federal Reserve Chairman Greenspan hinted that the Federal Open Market Committee (FOMC) might not raise rates soon. This became a reality when the FOMC left rates unchanged following their meeting later that month.

  Despite their volatility, yields continued to decline quite substantially through the first half of the fiscal year, and seemed about to head higher until the fiscal third quarter, when attention shifted to mounting economic crisis in Asia. Concern then turned away from the specter of inflation toward the deflation that could result from the Asian crisis.

  In fact, in the early weeks of the fiscal fourth quarter, rates declined sharply as the Asian economic crisis took a turn for the worse and talk of global recession mounted. Suspicions that the Federal Reserve might ease grew, and yields tumbled in response. The 30-year T-bond yield fell to 5.66%, a twenty-year low, amid expectations that the economy would slow. But as the quarter progressed, the U.S. economy's undiminished strength appeared to dominate investors' thinking, and interest rates edged upward again. By early March, the 30-year T-bond yield had climbed as high as 6.07%, before drifting lower. In fact, had it not been for the Asian crisis, the Fed might actually have been prompted to raise rates in the period.

  As a result, bond yields finished the fiscal fourth quarter essentially where they began it. At the long end of the spectrum, U.S. bond yields were flat or slightly higher; the yield on the 30-year Treasury bond, for example, ended the quarter at 5.97%, up slightly from 5.92% at the start of the quarter. Most investors in these issues had to be content to earn their returns solely from the coupon--which, in any event, proved a better option than owning cash. Yields on shorter-term U.S. securities, however, generally ended the quarter marginally lower, with the one-year Treasury note at 5.43%, down from 5.55% at the beginning of the quarter.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                     SHORT-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

During fiscal 1998, given continued uncertainty regarding the outlook for the economy and inflation, we maintained an essentially neutral stance regarding portfolio strategy. Attractive opportunities remained few, and the Fund focused on maintaining a high-grade portfolio composed of federal government and agency securities. Throughout this year of uncertainty we positioned the Fund in line with its Lehman benchmark, or slightly longer. With this strategy the Fund posted a total return of 6.47%* for the fiscal year ended March 31, 1998. For the five year period ended March 31, 1998, the Fund's cumulative total return was 27.44%*.

               ------------------------------------------------
                    Short-Term Government Securities Fund+
               ------------------------------------------------

                Average Annual Total Returns Ended on 3/31/98*
               ------------------------------------------------

                       1 year                  5 years

               ------------------------------------------------
                        6.47%                   4.96%
               ------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                   Short Term Government              Lehman Bros. Government
  Date               Securities Fund                   1-3 Yr. Bond Index
  ----               ---------------                   ------------------
12/31/92                 10000                               10000
 3/31/93                 10170                               10220
 3/31/94                 10385                               10490
 3/31/95                 10832                               10950
 3/31/96                 11619                               11790
 3/31/97                 12173                               12420
 3/31/98                 12961                               13350

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Short-Term Government Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                     INTERMEDIATE-TERM MANAGED INCOME FUND
--------------------------------------------------------------------------------

Reflecting our neutral view of the market throughout the fiscal year, given the uncertain outlook for the economy and inflation, we focused on maintaining a well diversified portfolio of high investment grade securities. Positioning in line with the Fund's Lehman benchmark, or slightly longer, we feel allowed for satisfactory performance during this year of uncertainty. Our strategy allowed the Fund to achieve a total return of 11.37%* for the fiscal year ended March 31, 1998. For the five year period ended March 31, 1998, the Fund's cumulative total return was 34.72%*.

                -----------------------------------------------
                    Intermediate-Term Managed Income Fund+
                -----------------------------------------------

                 Average Annual Total Return Ended on 3/31/98*
                -----------------------------------------------

                        1 year                  5 years

                -----------------------------------------------
                        11.37%                    6.13%
                -----------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                    Intermediate Term               Lehman Bros. Government/
  Date               MNGD Income Fund                 Corporate Bond Index
  ----               ----------------                 --------------------
12/31/92                 10000                               10000
 3/31/93                 10386                               10400
 3/31/94                 10433                               10660
 3/31/95                 10949                               11140
 3/31/96                 12167                               12220
 3/31/97                 12562                               12790
 3/31/98                 13990                               14020

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Intermediate-Term Managed Income Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Intermediate Govt/Corp Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                              MANAGED INCOME FUND
--------------------------------------------------------------------------------

Through much of Fiscal 1998, we overweighted the portfolio in longer maturities while maintaining an emphasis on high credit quality investments. The strategy proved effective, particularly in the third fiscal quarter, as long maturities outperformed intermediates and corporate spreads widened substantially due to the crisis in Asia. In the fourth fiscal quarter, we sold into the rally of early January and then settled back for the balance of the quarter, slightly shorter than the Fund's Lehman benchmark, before beginning to lengthen again toward the end of the quarter. We also added to our mortgage-backed securities due to reduced bond market volatility. This strategy worked well for the fiscal year ended March 31, 1998, with the Fund achieving a total return of 12.79%,* and ranking 15 out of 139 funds, based on total return, in the Lipper Corporate Debt A-Rated category,** for the same period. The Fund has also performed well long-term, ranking 27 and 8 among 63 and 35 funds, respectively, in the same Lipper category for the five and ten years ended March 31, 1998, with cumulative total returns of 37.79%* and 139%,* respectively.

                -----------------------------------------------
                             Managed Income Fund+
                -----------------------------------------------

                 Average Annual Total Return Ended on 3/31/98*
                -----------------------------------------------

                        1 year      5 years       10 years

                -----------------------------------------------
                        12.79%       6.61%          9.12%
                -----------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                   Lehman Bros. Government/
  Date              Managed Income Fund             Corporate Bond Index
  ----              -------------------             --------------------
 3/31/88                 10000                               10000
 3/31/89                 10718                               10500
 3/31/90                 12007                               11730
 3/31/91                 13612                               13190
 3/31/92                 15022                               14700
 3/31/93                 17386                               16800
 3/31/94                 17687                               17260
 3/31/95                 18405                               18050
 3/31/96                 20633                               20200
 3/31/97                 21239                               20920
 3/31/98                 23956                               23510

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST.

  The above illustration compares a $10,000 investment made in Managed Income Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The Lehman Brothers Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1998

                                                                                   INTERMEDIATE-
                                                                      SHORT-TERM       TERM
                              TREASURY     GOVERNMENT                 GOVERNMENT      MANAGED      MANAGED
                               MONEY         MONEY         MONEY      SECURITIES      INCOME        INCOME
                                FUND          FUND          FUND         FUND          FUND          FUND
                            ------------  ------------  ------------  -----------  ------------- ------------
  ASSETS:
   Investments, at cost--
    see accompanying
    portfolios............  $471,498,806  $601,645,914  $660,610,366  $32,627,588   $93,302,350  $193,349,196
                            ============  ============  ============  ===========   ===========  ============
   Investments, at value
    (Note 1)..............  $471,498,806  $601,645,914  $660,610,366  $32,858,559   $94,689,597  $195,016,910
   Cash...................       --            --            --            74,322       --             13,226
   Interest receivable....       322,098     1,480,359     1,299,140      281,789       745,643     2,092,646
   Receivable for fund
    shares sold...........       --            --            --           --                183         6,402
   Prepaid expenses.......        17,819        29,988        24,930          622         4,136         8,460
                            ------------  ------------  ------------  -----------   -----------  ------------
   TOTAL ASSETS...........   471,838,723   603,156,261   661,934,436   33,215,292    95,439,559   197,137,644
  LIABILITIES:
   Payable for dividends
    declared..............     1,961,478     2,717,488     2,768,826      140,206       440,537       861,765
   Payable for fund shares
    redeemed..............       --            --            --           501,725       --             15,983
   Investment advisory
    fees payable (Note 2).       107,474       133,562       109,480        4,700        23,008       105,428
   Administration fees
    payable (Note 2)......        62,897        72,518        80,497        1,990        12,429        26,364
   Administrative service
    fees payable (Note 2).        10,674        14,896        19,833        1,963         4,319         4,803
   Directors' fees payable
    (Note 2)..............         2,606         5,445         3,719          348           602         1,489
   Due to custodian bank..         4,211       --            --           --            --            --
   Accrued expenses and
    other payables........        48,930        95,410        79,923       17,736        23,435        25,025
                            ------------  ------------  ------------  -----------   -----------  ------------
   TOTAL LIABILITIES......     2,198,270     3,039,319     3,062,278      668,668       504,330     1,040,857
                            ------------  ------------  ------------  -----------   -----------  ------------
  NET ASSETS..............  $469,640,453  $600,116,942  $658,872,158  $32,546,624   $94,935,229  $196,096,787
                            ============  ============  ============  ===========   ===========  ============
  NET ASSETS consist of
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $       (126) $    --       $    --       $    20,454   $     1,212  $    182,630
   Accumulated net
    realized gain (loss)
    on investments........        (9,378)      (68,683)      (58,076)    (414,597)     (359,428)    3,379,895
   Unrealized appreciation
    of investments........       --            --            --           230,971     1,387,247     1,667,714
   Par value (Note 4).....       469,651       600,215       659,093        4,649        13,133        21,395
   Paid-in capital in
    excess of par value...   469,180,306   599,585,410   658,271,141   32,705,147    93,893,065   190,845,153
                            ------------  ------------  ------------  -----------   -----------  ------------
  TOTAL NET ASSETS........  $469,640,453  $600,116,942  $658,872,158  $32,546,624   $94,935,229  $196,096,787
                            ============  ============  ============  ===========   ===========  ============
  Shares of Common Stock
   Outstanding............   469,651,471   600,215,482   659,092,916    4,648,723    13,132,967    21,394,694
  NET ASSET VALUE PER
   SHARE..................         $1.00         $1.00         $1.00        $7.00         $7.23         $9.17
                                   =====         =====         =====        =====         =====         =====

                      See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1998

                                                                                  INTERMEDIATE-
                                                                      SHORT-TERM      TERM
                                TREASURY    GOVERNMENT                GOVERNMENT     MANAGED      MANAGED
                                  MONEY        MONEY        MONEY     SECURITIES     INCOME       INCOME
                                  FUND         FUND         FUND         FUND         FUND         FUND
                               -----------  -----------  -----------  ----------  ------------- -----------
  INVESTMENT INCOME:
   Interest income...........  $21,353,221  $30,771,064  $28,486,414  $1,856,533   $5,450,093   $12,378,216
                               -----------  -----------  -----------  ----------   ----------   -----------
  EXPENSES:
   Investment advisory fees
    (Note 2).................    1,191,094    1,385,002    1,267,434      94,409      302,968     1,447,724
   Administration fees (Note
    2).......................      607,458      847,622      775,670      48,149      132,440       295,336
   Custodian fees............      105,262      152,501      143,686      14,247       28,129        57,883
   Administrative servicing
    fees (Note 2)............       82,614      168,833      231,371      19,835       42,650        51,215
   Legal and audit fees......       63,493       87,926       80,559       5,238       13,996        33,444
   Directors' fees and ex-
    penses (Note 2)..........       17,994       27,967       23,751       1,601        4,186         9,632
   Registration and filing
    fees.....................       11,569       15,289       25,695      13,271       11,810        11,420
   Shareholder reports.......        9,397       13,694       12,479       3,110        7,938        16,374
   Shareholder servicing
    agent fees...............       10,164       16,742       47,903       7,290       16,955        31,683
   Amortization of organiza-
    tion costs (Note 5)......      --           --           --            3,171        3,171       --
   Miscellaneous expenses....       39,690       76,304       48,301       5,514       10,506        22,015
                               -----------  -----------  -----------  ----------   ----------   -----------
   TOTAL EXPENSES............    2,138,735    2,791,880    2,656,849     215,835      574,749     1,976,726
   Fees waived and reimbursed
    by investment adviser and
    administrators (Note 2)..      (82,614)    (168,833)    (231,371)    (21,560)     (42,650)     (244,254)
                               -----------  -----------  -----------  ----------   ----------   -----------
   NET EXPENSES..............    2,056,121    2,623,047    2,425,478     194,275      532,099     1,732,472
                               -----------  -----------  -----------  ----------   ----------   -----------
  NET INVESTMENT INCOME......   19,297,100   28,148,017   26,060,936   1,662,258    4,917,994    10,645,744
                               -----------  -----------  -----------  ----------   ----------   -----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   (NOTE 1):
   Net realized gain (loss)
    on security transactions.        7,136       (8,971)      12,526      13,550      523,007     8,505,576
   Change in unrealized
    appreciation/depreciation
    of investments during the
    year.....................      --           --           --          313,752    3,735,347     3,888,688
                               -----------  -----------  -----------  ----------   ----------   -----------
  NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVEST-
   MENTS.....................        7,136       (8,971)      12,526     327,302    4,258,354    12,394,264
                               -----------  -----------  -----------  ----------   ----------   -----------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.  $19,304,236  $28,139,046  $26,073,462  $1,989,560   $9,176,348   $23,040,008
                               ===========  ===========  ===========  ==========   ==========   ===========

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     INTERMEDIATE-
                                                                        SHORT-TERM       TERM
                                TREASURY     GOVERNMENT                 GOVERNMENT      MANAGED      MANAGED
                                 MONEY         MONEY         MONEY      SECURITIES      INCOME        INCOME
                                  FUND          FUND          FUND         FUND          FUND          FUND
                              ------------  ------------  ------------  -----------  ------------- ------------
  YEAR ENDED MARCH 31, 1998
  Net investment income.....  $ 19,297,100  $ 28,148,017  $ 26,060,936  $ 1,662,258   $ 4,917,994  $ 10,645,744
  Net realized gain (loss)
   on investments...........         7,136        (8,971)       12,526       13,550       523,007     8,505,576
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................       --            --            --           313,752     3,735,347     3,888,688
                              ------------  ------------  ------------  -----------   -----------  ------------
  Net increase in net assets
   resulting from
   operations...............    19,304,236    28,139,046    26,073,462    1,989,560     9,176,348    23,040,008
  Distributions to
   shareholders:
   From net investment
    income..................   (19,297,045)  (28,148,017)  (26,060,936)  (1,662,258)   (4,917,994)  (10,645,744)
   In excess of net
    investment income.......          (126)      --            --           --            --            --
   From net realized gain on
    investments.............       --            --            --           --            --           (257,074)
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....   120,546,015    66,291,908   160,793,465    1,415,543    12,235,436    (1,936,571)
                              ------------  ------------  ------------  -----------   -----------  ------------
  Net increase in net
   assets...................   120,553,080    66,282,937   160,805,991    1,742,845    16,493,790    10,200,619
  NET ASSETS:
   Beginning of year........   349,087,373   533,834,005   498,066,167   30,803,779    78,441,439   185,896,168
                              ------------  ------------  ------------  -----------   -----------  ------------
   End of year (1)..........  $469,640,453  $600,116,942  $658,872,158  $32,546,624   $94,935,229  $196,096,787
                              ============  ============  ============  ===========   ===========  ============
   (1) Including
     undistributed
     (distributions in
     excess of) net
     investment income......  $       (126) $    --       $    --       $    20,454   $     1,212  $    182,630
                              ============  ============  ============  ===========   ===========  ============
  YEAR ENDED MARCH 31, 1997
  Net investment income.....  $ 14,144,417  $ 25,698,097  $ 20,072,541  $ 1,540,194   $ 4,272,726  $  9,936,780
  Net realized gain (loss)
   on investments...........        22,566         3,043        (3,532)     (20,055)     (394,734)   (1,257,478)
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................       --            --            --          (201,234)   (1,732,379)   (1,646,840)
                              ------------  ------------  ------------  -----------   -----------  ------------
  Net increase in net assets
   resulting from
   operations...............    14,166,983    25,701,140    20,069,009    1,318,905     2,145,613     7,032,462
  Distributions to
   shareholders:
   From net investment
    income..................   (14,144,362)  (25,698,097)  (20,072,541)  (1,533,540)   (4,276,615)   (9,852,741)
   In excess of net
    investment income.......           (55)      --            --           --            --            --
  Increase in net assets
   from fund share
   transactions (Note 4)....    90,895,420    72,360,696   103,785,017    5,950,622    11,932,322    99,816,809
                              ------------  ------------  ------------  -----------   -----------  ------------
  Net increase in net
   assets...................    90,917,986    72,363,739   103,781,485    5,735,987     9,801,320    96,996,530
  NET ASSETS:
   Beginning of year........   258,169,387   461,470,266   394,284,682   25,067,792    68,640,119    88,899,638
                              ------------  ------------  ------------  -----------   -----------  ------------
   End of year (2)..........  $349,087,373  $533,834,005  $498,066,167  $30,803,779   $78,441,439  $185,896,168
                              ============  ============  ============  ===========   ===========  ============
 --------
   (2) Including
     undistributed
     (distributions in
     excess of) net
     investment income......  $        (55) $    --       $    --       $     6,654   $     2,631  $    151,806
                              ============  ============  ============  ===========   ===========  ============

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS-SELECTED PER SHARE DATA AND RATIOS


  For a Fund share outstanding throughout each period.


                                                                                                     DISTRIBUTIONS
                           NET ASSET             NET REALIZED    TOTAL    DIVIDENDS     DIVIDENDS      FROM NET
                            VALUE,      NET     AND UNREALIZED    FROM     FROM NET    IN EXCESS OF    REALIZED
                           BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT INVESTMENT  NET INVESTMENT    GAIN ON
                           OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS   INCOME        INCOME      INVESTMENTS
                           --------- ---------- -------------- ---------- ----------  -------------- -------------
  TREASURY MONEY FUND -- (2/13/91*)
   Year Ended March 31,
   1994...................   $1.00    $0.02590          --      $0.02590  $(0.02590)        --             --
   1995...................    1.00     0.04165          --       0.04165   (0.04165)        --             --
   1996...................    1.00     0.05043          --       0.05043   (0.05043)        --             --
   1997...................    1.00     0.04676          --       0.04676   (0.04676)        -- ++          --
   1998...................    1.00     0.04853          --       0.04853   (0.04853)        -- ++          --
  GOVERNMENT MONEY FUND -- (5/8/85*)
   Year Ended March 31,
   1994...................   $1.00    $0.02736          --      $0.02736  $(0.02736)        --             --
   1995...................    1.00     0.04397          --       0.04397   (0.04397)        --             --
   1996...................    1.00     0.05296          --       0.05296   (0.05296)        --             --
   1997...................    1.00     0.04862          --       0.04862   (0.04862)        --             --
   1998...................    1.00     0.05082          --       0.05082   (0.05082)        --             --
  MONEY FUND -- (5/3/85*)
   Year Ended March 31,
   1994...................   $1.00    $0.02780          --      $0.02780  $(0.02780)        --             --
   1995...................    1.00     0.04494     $0.00002      0.04496   (0.04496)        --             --
   1996...................    1.00     0.05336          --       0.05336   (0.05336)        --             --
   1997...................    1.00     0.04888          --       0.04888   (0.04888)        --             --
   1998...................    1.00     0.05139          --       0.05139   (0.05139)        --             --
  SHORT-TERM GOVERNMENT SECURITIES FUND -- (12/31/92*)
   Year Ended March 31,
   1994...................   $7.06    $   0.24     $  (0.09)    $   0.15  $   (0.24)        --          $(0.02)
   1995...................    6.93        0.33        (0.04)        0.29      (0.33)        --             --
   1996...................    6.89        0.40         0.09         0.49      (0.40)        --             --
   1997...................    6.98        0.38        (0.06)        0.32      (0.37)        --             --
   1998...................    6.93        0.37         0.07         0.44      (0.37)        --             --
  INTERMEDIATE-TERM MANAGED INCOME FUND -- (12/31/92*)
   Year Ended March 31,
   1994...................   $7.19    $   0.31     $  (0.27)    $   0.04  $   (0.31)        --             --
   1995...................    6.83        0.39        (0.07)        0.32      (0.39)        --             --
   1996...................    6.75        0.43         0.31         0.74      (0.43)        --             --
   1997...................    7.06        0.41        (0.19)        0.22      (0.41)        --             --
   1998...................    6.87        0.41         0.36         0.77      (0.41)        --             --
  MANAGED INCOME FUND -- (1/9/86*)
   Year Ended March 31,
   1994...................   $9.64    $   0.47     $  (0.26)    $   0.21  $   (0.47)        --          $(0.31)
   1995...................    8.57        0.51        (0.18)        0.33      (0.51)        --             --
   1996...................    8.39        0.55         0.44         0.99      (0.54)        --             --
   1997...................    8.84        0.51        (0.24)        0.27      (0.51)        --             --
   1998...................    8.60        0.49         0.58         1.07      (0.49)        --           (0.01)

  * Commencement of operations.
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Amount represents less than $0.01 per share.

                       See Notes to Financial Statements

                                                               RATIO OF   RATIO OF    RATIO OF
  DISTRIBUTIONS                                                  NET        GROSS       NET
  IN EXCESS OF                  NET ASSET         NET ASSETS, OPERATING   OPERATING  INVESTMENT
  NET REALIZED                   VALUE,               END      EXPENSES   EXPENSES     INCOME   PORTFOLIOS   FEE
     GAIN ON          TOTAL        END    TOTAL    OF PERIOD  TO AVERAGE TO AVERAGE  TO AVERAGE  TURNOVER  WAIVERS
   INVESTMENTS    DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS NET ASSETS+ NET ASSETS    RATE    (NOTE 2)
  -------------   ------------- --------- ------  ----------- ---------- ----------- ---------- ---------- --------
        --          $(0.02590)    $1.00    2.62%  $  254,683     0.58%      0.58%       2.59%      --      $0.00001
        --           (0.04165)     1.00    4.25%     196,932     0.55%      0.57%       4.09%      --       0.00019
        --           (0.05043)     1.00    5.16%     258,169     0.55%      0.57%       5.03%      --       0.00021
        --           (0.04676)     1.00    4.78%     349,087     0.52%      0.54%       4.68%      --       0.00026
        --           (0.04853)     1.00    4.96%     469,640     0.52%      0.54%       4.86%      --       0.00021
        --          $(0.02736)    $1.00    2.77%  $1,034,908     0.50%      0.50%       2.74%      --      $0.00003
        --           (0.04397)     1.00    4.49%     725,774     0.50%      0.53%       4.38%      --       0.00024
        --           (0.05296)     1.00    5.43%     461,470     0.50%      0.53%       5.36%      --       0.00031
        --           (0.04862)     1.00    4.97%     533,834     0.47%      0.51%       4.86%      --       0.00035
        --           (0.05082)     1.00    5.20%     600,117     0.47%      0.50%       5.09%      --       0.00030
        --          $(0.02780)    $1.00    2.82%  $  736,077     0.51%      0.51%       2.78%      --      $0.00002
        --           (0.04496)     1.00    4.59%     824,578     0.49%      0.52%       4.49%      --       0.00026
        --           (0.05336)     1.00    5.47%     394,285     0.50%      0.53%       5.40%      --       0.00037
        --           (0.04888)     1.00    5.00%     498,066     0.47%      0.53%       4.89%      --       0.00052
        --           (0.05139)     1.00    5.26%     658,872     0.48%      0.52%       5.14%      --       0.00046
     $(0.02)        $   (0.28)    $6.93    2.12%  $   25,233     0.62%      0.65%       3.42%      267%         --
        --              (0.33)     6.89    4.30%      25,216     0.61%      0.67%       4.80%      198%         --
        --              (0.40)     6.98    7.27%      25,068     0.61%      0.80%       5.72%       77%    $   0.01
        --              (0.37)     6.93    4.77%      30,804     0.61%      0.70%       5.42%       82%        0.01
        --              (0.37)     7.00    6.47%      32,547     0.62%      0.69%       5.28%       35%         -- ++
     $(0.09)        $   (0.40)    $6.83    0.45%  $   42,564     0.69%      0.69%       4.31%      385%         --
      (0.01)            (0.40)     6.75    4.95%      47,928     0.66%      0.68%       5.91%      682%         --
        --              (0.43)     7.06   11.13%      68,640     0.64%      0.68%       6.06%      129%         --
        --              (0.41)     6.87    3.25%      78,441     0.63%      0.68%       5.91%      129%         -- ++
        --              (0.41)     7.23   11.37%      94,935     0.61%      0.66%       5.68%       86%         -- ++
     $(0.50)        $   (1.28)    $8.57    1.73%  $  110,903     0.90%      1.06%       4.89%      459%    $   0.02
        --              (0.51)     8.39    4.06%      86,024     1.00%      1.12%       6.09%      492%        0.01
        --              (0.54)     8.84   11.86%      88,900     0.96%      1.12%       6.09%      165%        0.01
        --              (0.51)     8.60    3.17%     185,896     0.90%      1.04%       5.90%      238%        0.01
        --              (0.50)     9.17   12.79%     196,097     0.90%      1.02%       5.51%      538%        0.01

                       See Notes to Financial Statements.

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
TREASURY MONEY FUND



  PRINCIPAL                                                DISCOUNT    VALUE
    AMOUNT                                                   RATE    (NOTE 1)
  ---------                                                -------- -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 100.10%
              Federal Home Loan Bank
 $ 40,000,000 04/01/98..................................     5.90%  $40,000,000
   25,000,000 11/06/98..................................     5.67#   24,994,150
              U.S. Treasury Bills.......................
  406,000,000 04/16/98..................................     5.31   405,102,379
                                                                    -----------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $470,096,529).......................            470,096,529
                                                                    -----------

                                                                      VALUE
  SHARES                                                             (NOTE 1)
  ------                                                           ------------
 OTHER SHORT-TERM INVESTMENTS -- 0.30%
 1,402,277 Dreyfus Government Cash Management Fund
           (Cost $1,402,277)............................           $  1,402,277
                                                                   ------------
 TOTAL INVESTMENTS
 (Cost $471,498,806*)....................................  100.40% $471,498,806
 OTHER ASSETS & LIABILITIES (NET)........................   (0.40)   (1,858,353)
                                                           ------  ------------
 NET ASSETS..............................................  100.00% $469,640,453
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
# Variable or floating rate securities-rate disclosed is as of March 31, 1998.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
GOVERNMENT MONEY FUND



  PRINCIPAL                                               DISCOUNT    VALUE
    AMOUNT                                                  RATE     (NOTE 1)
  ---------                                               -------- ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 100.00%
              Federal Home Loan Bank
 $ 13,000,000 04/01/98.................................     5.90%  $ 13,000,000
   50,000,000 04/08/98.................................     5.58     49,945,799
   25,000,000 04/22/98.................................     5.40     24,921,250
   50,000,000 05/01/98.................................     5.39     49,775,417
  121,000,000 11/06/98.................................     5.67#   120,971,686
              Federal Home Loan Mortgage Corp.
  100,000,000 04/02/98.................................     5.44     99,984,889
   25,000,000 04/06/98.................................     5.43     24,981,146
              Federal National Mortgage Association
  100,000,000 04/13/98.................................     5.58     99,814,167
   25,000,000 04/21/98.................................     5.43     24,924,583
              Student Loan Marketing Association
   25,000,000 06/18/98.................................     5.65     24,993,070
              U.S. Treasury Bills
   67,000,000 04/16/98.................................     5.33     66,851,204
                                                                   ------------
              TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS (Cost $600,163,211)..........            $600,163,211
                                                                   ------------

                                                                VALUE
  SHARES                                                       (NOTE 1)
  ------                                                     ------------
 OTHER SHORT-TERM INVESTMENTS -- 0.25%
 1,482,703 Dreyfus Government Cash Management Fund
           (Cost $1,482,703)                                 $  1,482,703
                                                             ------------
 TOTAL INVESTMENTS
 (Cost $601,645,914*)..............................  100.25% $601,645,914
 OTHER ASSETS & LIABILITIES (NET)..................   (0.25)   (1,528,972)
                                                     ------  ------------
 NET ASSETS........................................  100.00% $600,116,942
                                                     ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
# Variable or floating rate securities-rate disclosed is as of March 31, 1998.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
MONEY FUND



  PRINCIPAL                                               DISCOUNT    VALUE
    AMOUNT                                                  RATE     (NOTE 1)
  ---------                                               -------- ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 63.05%
              Federal Home Loan Bank
 $122,000,000 04/01/98.................................     5.89%  $122,000,000
   43,819,000 04/13/98.................................     5.40     43,740,126
   25,000,000 04/22/98.................................     5.40     24,921,250
   25,000,000 11/06/98.................................     5.67#    24,994,150
              Federal Home Loan Mortgage Corp.
   50,000,000 04/02/98.................................     5.44     49,992,445
  100,000,000 04/06/98.................................     5.44     99,924,444
              Federal National Mortgage Association
   25,000,000 04/14/98.................................     5.38     24,951,430
   25,000,000 04/21/98.................................     5.43     24,924,583
                                                                   ------------
              TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS
              (Cost $415,448,428)......................             415,448,428
                                                                   ------------
 COMMERCIAL PAPER -- 36.17%
   25,000,000 American Express Co.,
              04/02/98.................................     5.57     25,000,000
   25,000,000 Associates Corp.,
              05/04/98.................................     5.52     25,000,000
   20,000,000 Barclays Bank PLC NY,
              06/30/98.................................     6.02     19,996,231
   25,000,000 Campbell Soup Co.,
              04/28/98.................................     5.50     24,896,875
   25,000,000 Chevron Corp.,
              04/23/98.................................     5.53     25,000,000
   25,000,000 Dupont Instruments Corp.,
              04/23/98.................................     5.51     24,915,820
   25,000,000 General Electric Capital Corp.,
              04/02/98.................................     5.57     25,000,000
   25,000,000 Goldman, Sachs & Co.,
              04/01/98.................................     5.55     25,000,000
   25,000,000 Metlife Funding, Inc.,
              04/28/98.................................     5.52     24,896,500
   18,666,000 Motorola, Inc.,
              04/20/98.................................     5.51     18,611,718
                                                                   ------------
              TOTAL COMMERCIAL PAPER
              (Cost $238,317,144)......................             238,317,144
                                                                   ------------

                                                                      VALUE
  SHARES                                                             (NOTE 1)
  ------                                                           ------------
 OTHER SHORT-TERM INVESTMENTS -- 1.04%
 6,844,794 Dreyfus Government Cash Management Fund
           (Cost $6,844,794)............................           $  6,844,794
                                                                   ------------
 TOTAL INVESTMENTS
 (Cost $660,610,366*)....................................  100.26% $660,610,366
 OTHER ASSETS & LIABILITIES (NET)........................   (0.26)   (1,738,208)
                                                           ------  ------------
 NET ASSETS..............................................  100.00% $658,872,158
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
# Variable or floating rate securities-rate disclosed is as of March 31, 1998.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
SHORT-TERM GOVERNMENT SECURITIES FUND



 PRINCIPAL                                                   COUPON     VALUE
   AMOUNT                                                     RATE    (NOTE 1)
 ---------                                                   ------  -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 96.68%
            Federal Home Loan Bank
 $6,445,000 04/01/98......................................    5.65%+ $ 6,445,000
  7,700,000 12/17/98......................................    5.83     7,704,297
            Federal National Mortgage Association
  1,442,116 04/01/01......................................    5.50     1,421,119
            Private Export Funding Corp.
    320,000 03/15/01......................................    5.50       317,550
            U.S. Treasury Notes
  1,000,000 05/15/98......................................    6.13     1,000,938
  2,000,000 02/15/99......................................    5.00     1,990,626
  2,000,000 07/31/99......................................    5.88     2,007,502
  4,055,000 01/31/00......................................    7.75     4,204,532
  6,285,000 08/31/00......................................    6.25     6,373,386
                                                                     -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $31,233,979)............................            31,464,950
                                                                     -----------

                                                                       VALUE
 SHARES                                                              (NOTE 1)
 ------                                                             -----------
 OTHER SHORT-TERM INVESTMENTS -- 4.28%
 517,125 Dreyfus Government Cash Management Fund.........           $   517,125
 876,484 Fidelity U.S. Treasury II Fund..................               876,484
                                                                    -----------
         TOTAL OTHER SHORT-TERM INVESTMENTS
         (Cost $1,393,609)...............................             1,393,609
                                                                    -----------
 TOTAL INVESTMENTS
 (Cost $32,627,588*)......................................  100.96% $32,858,559
 OTHER ASSETS & LIABILITIES (NET).........................   (0.96)    (311,935)
                                                            ------  -----------
 NET ASSETS...............................................  100.00% $32,546,624
                                                            ======  ===========

--------
* For Federal income tax purposes, the tax basis of investments aggregates $32,634,652.
+ Discount Rate

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
INTERMEDIATE-TERM MANAGED INCOME FUND



  PRINCIPAL                             COUPON     VALUE
   AMOUNT                                RATE    (NOTE 1)
  ---------                             ------  -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 77.32%
 $    26,209 Federal Home Loan
             Mortgage Corp.
             Pool #218374, 07/01/02..   10.50%  $    27,816
   2,000,000 07/30/07................    3.67+    1,039,782
   2,000,000 04/25/21................    6.75     2,033,086
  10,000,000 Federal National
             Mortgage Association
             04/01/98................    5.46+   10,000,000
   6,000,000 11/23/01................    6.35     6,033,504
             Government National
             Mortgage Association
     184,261 Pool #195801, 01/15/17..    8.50       194,510
     217,569 Pool #195833, 04/15/17..    8.50       229,672
     112,803 Pool #212760, 04/15/17..    8.50       119,078
      96,958 Pool #334299, 05/15/23..    8.00       100,503
   1,717,938 Pool #367412, 11/15/23..    6.00     1,664,790
   3,518,598 Pool #366379, 12/15/23..    6.50     3,485,628
   4,834,915 Pool #353454, 05/15/27..    7.50     4,963,344
             U.S. Treasury Notes
   1,000,000 10/31/01................    6.25     1,018,438
  26,000,000 08/15/03................    5.75    26,089,388
   5,000,000 02/15/06................    5.63     4,960,940
   1,500,000 10/15/06................    6.50     1,573,595
   6,000,000 02/15/07................    6.25     6,206,256
   3,450,000 05/15/07................    6.63     3,661,316
                                                -----------
             TOTAL U.S. GOVERNMENT &
             AGENCY OBLIGATIONS
             (Cost $72,126,823)......            73,401,646
                                                -----------
 ASSET BACKED SECURITIES -- 9.57%
   5,000,000 California
             Infrastructure PG&E,
             Series, 1997-1, A3,
             06/25/02................    6.15     5,018,625
   4,000,000 Nomura Asset Securities
             Corp., 98-D6 A1B,
             03/17/28................    6.59     4,063,750
                                                -----------
             TOTAL ASSET-BACKED
             SECURITIES
             (Cost $9,060,460).......             9,082,375
                                                -----------
 CORPORATE BONDS -- 6.03%
   2,500,000 Anheuser-Busch Co.,
             Inc., 09/01/05..........    7.00     2,557,250
   3,000,000 Ford Motor Credit,
             06/15/07................    7.20     3,170,913
                                                -----------
             TOTAL CORPORATE BONDS
             (Cost $5,637,654).......             5,728,163
                                                -----------

                                                 VALUE
  SHARES                                       (NOTE 1)
  ------                                      -----------
 OTHER SHORT-TERM INVESTMENTS -- 6.82%
 3,239,376 Dreyfus Government Cash
           Management Fund.........           $ 3,239,376
 3,238,037 Fidelity U.S. Treasury
           II Fund.................             3,238,037
                                              -----------
           TOTAL OTHER SHORT-TERM
           INVESTMENTS
           (Cost $6,477,413).......             6,477,413
                                              -----------
 TOTAL INVESTMENTS
 (Cost $93,302,350*)................   99.74% $94,689,597
 OTHER ASSETS & LIABILITIES (NET)...    0.26      245,632
                                      ------  -----------
 NET ASSETS.........................  100.00% $94,935,229
                                      ======  ===========

--------
* For Federal income tax purposes, the tax basis of investments aggregates $93,326,302.
+ Discount Rate

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
MANAGED INCOME FUND


  PRINCIPAL                               COUPON     VALUE
   AMOUNT                                  RATE    (NOTE 1)
  ---------                               ------  -----------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 46.65%
             Federal Home Loan Bank....
 $27,000,000 04/01/98..................    5.45%+ $27,000,000
   8,000,000 04/09/98..................    5.45+    7,990,311
             U.S. Treasury Bonds.......
  12,885,000 05/15/16..................    7.25    14,664,754
             U.S. Treasury Notes.......
  37,700,000 08/15/00..................    6.00    38,018,113
   2,500,000 05/15/07..................    6.63     2,653,127
   1,160,000 02/15/08..................    5.50     1,145,501
                                                  -----------
             TOTAL U.S. GOVERNMENT &
             AGENCY OBLIGATIONS
             (Cost $91,697,925)..........          91,471,806
                                                  -----------
 CORPORATE BONDS -- 37.40%
   5,000,000 Amgen, Inc., 04/01/2097...    8.13     5,802,975
   5,000,000 Associates Corp. of North
             America, 09/27/02.........    6.71     5,102,540
   4,000,000 BellSouth Capital Funding,
             07/15/2097................    7.12     4,273,924
   5,000,000 Chrysler Corp.,
             08/01/2097................    7.40     5,195,690
   5,000,000 First Union Corp.,
             11/15/02..................    8.00     5,365,130
   9,500,000 General Electric Capital
             Services, 08/21/35........    7.50    10,642,489
   5,000,000 ++Goldman Sachs Group,
             07/15/02..................    6.60     5,051,195
   4,000,000 International Business
             Machines Corp., 08/01/27..    6.22     4,083,288
   5,000,000 Lehman Brothers Holdings,
             10/15/03..................    7.25     5,190,445
   5,000,000 Morgan Stanley, Dean
             Witter & Co., 08/01/02....    6.38     5,022,825
   5,000,000 Motorola, Inc.,
             10/01/2097................    5.22     3,872,450
   7,962,000 New Jersey Economic and
             Development Authority,
             Series A, 02/15/29........    7.43     8,760,668
   5,000,000 Wachovia Corp., 02/01/09..    6.38     4,972,350
                                                  -----------
             TOTAL CORPORATE BONDS
             (Cost $71,463,219)..........          73,335,969
                                                  -----------

  PRINCIPAL                                COUPON     VALUE
   AMOUNT                                   RATE     (NOTE 1)
  ---------                                ------  ------------
 ASSET-BACKED SECURITIES -- 9.78%
 $ 3,000,000 California Infrastructure
             SDG&E, Series 1997-1 A5,
             09/25/05..................      6.19% $  3,020,445
   8,970,000 IMC Home Equity Loan
             Trust, 1997-5 A5,
             06/20/13..................      6.61     9,039,562
   7,000,000 Nomura Asset Securities
             Corp. 98-D6 A1B, 03/17/28.      6.59     7,111,563
                                                   ------------
             TOTAL ASSET BACKED
             SECURITIES
             (Cost $19,098,143)..........            19,171,570
                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.61%
   5,000,000 Merrill Lynch Mortgage
             Investors, 1996-C2 B,
             11/21/28 (Cost $5,177,344)..    6.96     5,125,000
                                                   ------------
   SHARES
   ------
 OTHER SHORT-TERM INVESTMENTS -- 3.01%
   2,959,498 Dreyfus Government Cash
             Management Fund...........               2,959,498
   2,953,067 Fidelity U.S. Treasury II
             Fund......................               2,953,067
                                                   ------------
             TOTAL OTHER SHORT-TERM
             INVESTMENTS
             (Cost $5,912,565).........               5,912,565
                                                   ------------
 TOTAL INVESTMENTS
 (Cost $193,349,196*)...................    99.45% $195,016,910
 OTHER ASSETS & LIABILITIES (NET).......     0.55     1,079,877
                                           ------  ------------
 NET ASSETS.............................   100.00% $196,096,787
                                           ======  ============

--------
 * Aggregate cost for Federal tax and book purposes.
 + Discount Rate
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, these securities amounted to $5,051,195 at 2.58% of net assets.

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in eighteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Treasury Money Fund, Government Money Fund, Money Fund, Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund ("the Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  With regard to Treasury Money Fund, Government Money Fund and Money Fund, it is Excelsior Fund's policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each of these Portfolios has adopted certain investment portfolio, valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of these Portfolios will not vary. The net asset values of the shares in Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund will fluctuate as the market values of their portfolio securities change in response to changing market rates of interest and other factors.

  (A) PORTFOLIO VALUATION:

    Treasury Money Fund, Government Money Fund and Money Fund: Securities are valued at amortized cost, which has been determined by the Excelsior Fund's Board of Directors to represent the fair value of the Funds' investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

    Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund: Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service ("the Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Fund's Board of Directors.

    Portfolio securities held by Intermediate-Term Managed Income and Managed Income Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

    Investment in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (C) REPURCHASE AGREEMENTS:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub- custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Treasury Money Fund, Government Money Fund and Money Fund: Net investment income dividends are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

    Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (E) FEDERAL TAXES:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1998, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                      EXPIRATION DATE MARCH 31,
                            ---------------------------------------------
                             2001   2002   2003    2004     2005    2006   TOTAL
                            ------- ---- -------- ------- -------- ------ --------
   Government Money Fund... $10,000 --   $ 48,000 $ 1,000      --  $6,000 $ 65,000
   Money Fund..............   4,000 --     21,000  21,000 $ 12,000    --    58,000
   Short-Term Government
    Securities Fund........     --  --    393,000     --    14,000    --   407,000
   Intermediate-Term
    Managed Income Fund....     --  --        --      --   335,000    --   335,000

    To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 1998, Treasury Money Fund, Money Fund, Intermediate-Term Managed Income Fund and Managed Income Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $17,000, $9,000, $528,000 and $4,133,000, respectively.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Treasury Money Fund and Government Money Fund incurred, and elected to defer, net capital losses of approximately $25,000 and $4,000, respectively, for the year ended March 31, 1998.

    At March 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                       TAX BASIS     TAX BASIS        NET
                                       UNREALIZED    UNREALIZED    UNREALIZED
                                      APPRECIATION (DEPRECIATION) APPRECIATION
                                      ------------ -------------- ------------
   Short-Term Government Securities
    Fund.............................  $  235,171    $ (11,264)    $  223,907
   Intermediate-Term Managed Income
    Fund.............................   1,426,801      (63,506)     1,363,295
   Managed Income Fund...............   1,977,249     (309,535)     1,667,714

  (F) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and collectively with U.S. Trust NY, "U.S. Trust") serve as the investment advisers to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .25% of the average daily net assets of Government Money Fund and Money Fund, .30% of the average daily net assets of Treasury Money Fund and Short-Term Government Securities Fund, .35% of the average daily net assets of Intermediate-Term Managed Income Fund and .75% of the average daily net assets of Managed Income Fund. Prior to May 15, 1997, U.S. Trust NY served as the Portfolios' investment adviser pursuant to investment advisory agreements substantially similar to those currently in effect for the Portfolios. U.S. Trust NY and U.S. Trust CT are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust CT, Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services ("FAS") (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust) all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and
 .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Prior to May 15, 1997, U.S. Trust NY, CGFSC and FAS served as the Portfolios' administrators pursuant to administration agreements substantially similar to those currently in effect for the Portfolios. For the year ended March 31, 1998, administration fees charged by U.S. Trust were as follows:

     Treasury Money Fund.............................................. $113,057
     Government Money Fund............................................  157,296
     Money Fund.......................................................  144,052
     Short-Term Government Securities Fund............................    8,893
     Intermediate-Term Managed Income Fund............................   24,567
     Managed Income Fund..............................................   54,578

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. In addition, until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Short-Term Government Securities Fund and Intermediate-Term Managed Income Fund to maintain an annual expense ratio of not more than .62% and .72%, respectively. For the year ended March 31, 1998, U.S. Trust voluntarily waived investment advisory fees totaling $1,725 for Short-Term Government Securities Fund. In addition, currently, U.S. Trust is voluntarily limiting advisory fee to .65% of the average daily net assets for Managed Income Fund. For the year ended March 31, 1998, U.S. Trust waived investment advisory fees totaling $193,039 for Managed Income Fund.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust amounted to $591,409, for the year ended March 31, 1998. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable (including fees paid to affiliates of U.S. Trust) by such Portfolio. For the year ended March 31, 1998, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                           U.S.
                                                          TRUST   ADMINISTRATORS
                                                         -------- --------------
     Treasury Money Fund................................ $ 82,614      $--
     Government Money Fund..............................  168,737        96
     Money Fund.........................................  231,368         3
     Short-Term Government Securities Fund..............   19,824        11
     Intermediate-Term Managed Income Fund..............   42,260       390
     Managed Income Fund................................   50,834       381

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. PURCHASES AND SALES OF SECURITIES:

  For the year ended March 31, 1998, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       PURCHASES      SALES
                                                      ------------ ------------
     Short-Term Government Securities Fund........... $  9,691,927 $  8,223,837
     Intermediate-Term Managed Income Fund...........   65,821,109   65,221,580
     Managed Income Fund.............................  881,894,372  889,168,875

4. COMMON STOCK:

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 23,875 of which is currently classified to represent interests in one of eighteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares each of the Treasury Money Fund and the Managed Income Fund, 1,500 million shares each of the Government Money Fund and the Money Fund, and 500 million shares each of the Short-Term Government Securities Fund and the Intermediate-Term Managed Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. Since Treasury Money Fund, Government Money Fund and Money Fund have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                     TREASURY MONEY FUND
                                               --------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                  03/31/98         03/31/97
                                               ---------------  ---------------
Sold.......................................... $ 2,515,769,963  $ 1,727,536,995
Issued as reinvestment of dividends...........       1,959,784        1,153,005
Redeemed......................................  (2,397,183,732)  (1,637,794,580)
                                               ---------------  ---------------
Net Increase.................................. $   120,546,015  $    90,895,420
                                               ===============  ===============
                                                    GOVERNMENT MONEY FUND
                                               --------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                  03/31/98         03/31/97
                                               ---------------  ---------------
Sold.......................................... $ 4,837,865,828  $ 3,287,998,018
Issued as reinvestment of dividends...........       1,392,643        1,121,860
Redeemed......................................  (4,772,966,563)  (3,216,759,182)
                                               ---------------  ---------------
Net Increase.................................. $    66,291,908  $    72,360,696
                                               ===============  ===============
                                                         MONEY FUND
                                               --------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                  03/31/98         03/31/97
                                               ---------------  ---------------
Sold.......................................... $ 2,611,474,493  $ 2,009,777,544
Issued as reinvestment of dividends...........       4,120,591        2,417,509
Redeemed......................................  (2,454,801,619)  (1,908,410,036)
                                               ---------------  ---------------
Net Increase.................................. $   160,793,465  $   103,785,017
                                               ===============  ===============

                                 SHORT-TERM GOVERNMENT SECURITIES FUND
                             -------------------------------------------------
                              YEAR ENDED 03/31/98       YEAR ENDED 03/31/97
                             -----------------------  ------------------------
                               SHARES      AMOUNT       SHARES       AMOUNT
                             ----------  -----------  ----------  ------------
Sold........................  1,570,677  $10,975,144   1,838,725  $ 12,799,856
Contribution in-kind........        --           --      713,062     4,941,525
Issued as reinvestment of
 dividends..................     44,519      311,065      49,084       341,488
Redeemed.................... (1,412,887)  (9,870,666) (1,743,557)  (12,132,247)
                             ----------  -----------  ----------  ------------
Net Increase................    202,309  $ 1,415,543     857,314  $  5,950,622
                             ==========  ===========  ==========  ============

                                 INTERMEDIATE-TERM MANAGED INCOME FUND
                            --------------------------------------------------
                              YEAR ENDED 03/31/98       YEAR ENDED 03/31/97
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  4,118,110  $ 29,395,499   4,173,471  $ 29,210,056
Issued as reinvestment of
 dividends.................     35,038       249,767      36,494       254,679
Redeemed................... (2,443,880)  (17,409,830) (2,505,193)  (17,532,413)
                            ----------  ------------  ----------  ------------
Net Increase...............  1,709,268  $ 12,235,436   1,704,772  $ 11,932,322
                            ==========  ============  ==========  ============
                                          MANAGED INCOME FUND
                            --------------------------------------------------
                              YEAR ENDED 03/31/98       YEAR ENDED 03/31/97
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  3,432,506  $ 30,874,198   3,991,365  $ 34,928,291
Contribution in-kind.......        --            --   10,913,709    94,076,172
Issued as reinvestment of
 dividends.................    185,721     1,667,354     208,603     1,822,296
Redeemed................... (3,847,425)  (34,478,123) (3,540,705)  (31,009,950)
                            ----------  ------------  ----------  ------------
Net Increase (Decrease)....   (229,198) $ (1,936,571) 11,572,972  $ 99,816,809
                            ==========  ============  ==========  ============

5. ORGANIZATION COSTS

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. LINE OF CREDIT:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to termporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1998, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Treasury Money, Government Money, Money, Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Portfolios (six of the portfolios constituting the Excelsior Funds, Inc. (the "Fund")) as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1998, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 8, 1998

                      FEDERAL TAX INFORMATION: (UNAUDITED)

  For the year ended March 31, 1998, the designation for the Managed Income Fund of 20% long-term capital gains are approximately $257,000.

  For the year ended March 31, 1998, the percentage of income earned from direct treasury obligations was as follows:

                                                                        INTEREST
                                                                         EARNED
                                                                        --------
   Treasury Money Fund................................................. 100.00%
   Government Money Fund...............................................  62.35%
   Money Fund..........................................................  19.95%
   Short-Term Government Securities Fund...............................  88.90%
   Intermediate-Term Managed Income Fund...............................  70.27%
   Managed Income Fund.................................................  54.41%